UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

303-892-8715
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock, Par Value $0.01	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions. *

On October 21, 2025, National Bank Holdings Corporation (“NBHC”) issued a press release announcing its financial results for the quarter ended September 30, 2025, which press release is furnished as Exhibit 99.1 hereto, except for such portions that are being “filed” as specified under Item 9.01 below, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure. *

On October 21, 2025, NBHC issued, distributed, made available to investors, and posted on its website, the press release and accompanying financial tables reflecting its financial results for the quarter ended September 30, 2025, also furnished as Exhibit 99.1 hereto, except for such portions that are being “filed” as specified under Item 9.01 below, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits. *

The information included in Exhibit 99.1 hereto, except for the quoted statements of Tim Laney set forth in the first and second full paragraphs thereof, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and therefore shall be deemed incorporated by reference into the filings of NBHC under the Securities Act of 1933, as amended. The quoted statements of Tim Laney set forth in the first and second full paragraphs of Exhibit 99.1 hereto are being “furnished” to the Securities and Exchange Commission as provided pursuant to General Instruction B.2 of Form 8-K.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated October 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

*Except for such portions that are “filed” as specified under Item 9.01 of this report, the information contained in this report and the exhibits attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Registrant under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

By:	/s/ Angela N. Petrucci
Name: Angela N. Petrucci Title: Chief Administrative Officer and General Counsel

Date: October 21, 2025

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